UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2008 (March 5, 2008)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

2506 Lakeland Drive, Suite 100
Flowood, MS  39232
(Address of principal executive offices) (Zip Code)

601-983-3800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                  Entry into a Material Definitive Agreement

On March 5, 2008, Xfone, Inc. (the “Registrant”) entered into a letter agreement (the “March 5, 2008 Agreement”) with Oberon Securities, LLC, a New York City-based registered broker-dealer (“Oberon”), pursuant to which the Registrant will pay Oberon $1,200,000 in cash for its services to the Registrant as financial advisor in connection with the Registrant’s acquisition of NTS Communications, Inc. (“NTS”) which closed on February 26, 2008, payable as follows: (i) $400,000 no later than March 7, 2008 (ii) $400,000 no later than May 1, 2008 and (iii) $400,000 no later than July 1, 2008.

The March 5, 2008 Agreement sets forth the total and final fees due to Oberon for its services in connection with the NTS acquisition, pursuant to the Registrant’s prior agreements with Oberon and its affiliates, which includes the February 12, 2004 agreement (the “February 12, 2004 Agreement”) and all amendments, modifications, supplements, assignments and/or novations thereto entered into from time to time.  The February 12, 2004 Agreement was amended with respect to the NTS acquisition only by letter agreement dated October 9, 2007 (the “October 9, 2007 Modification”).

Copies of the October 9, 2007 Modification and the March 5, 2008 Agreement are attached hereto as Exhibits 10.120 and 10.121, respectively, and are incorporated herein by reference.

Item 8.01                  Other Events

On March 6, 2008, Guy Nissenson, President and Chief Executive Officer of the Registrant, issued a letter to the shareholders of the Registrant in press release form discussing the Registrant’s recent acquisition of NTS and the results of its third quarter of fiscal year 2007.  A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                  Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description

10.120	Letter Agreement between the Company and Oberon Securities, LLC dated October 9, 2007.

10.121	Letter Agreement between the Company and Oberon Securities, LLC dated March 5, 2008.

99.1	CEO Letter to the shareholders of the Company dated March 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2008	Xfone, Inc.

	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description

10.120	Letter Agreement between the Company and Oberon Securities, LLC dated October 9, 2007.

10.121	Letter Agreement between the Company and Oberon Securities, LLC dated March 5, 2008.

99.1	CEO Letter to the shareholders of the Company dated March 6, 2008.